UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 8, 2008 (August 5, 2008)
Date of Report (Date of earliest event reported)

CELLYNX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27147	95-4705831
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5047 Robert J Mathews Parkway, Suite 400 El Dorado Hills, California 95762
(Address of principal executive offices)

(916) 941-1403
Registrant’s telephone number, including area code

Norpac Technologies, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on August 5, 2008, the Company (as Norpac Technologies, Inc.) merged with its wholly-owned subsidiary, CelLynx Group, Inc., pursuant to Articles of Merger that the Company filed with the Nevada Secretary of State.  The merger was in the form of a parent/subsidiary merger, with the Company as the surviving corporation.  In accordance with Section 92A.180 of the Nevada Revised Statutes, shareholder approval of the merger was not required.  Upon completion of the merger, the Company’s name has been changed to “CelLynx Group, Inc.” and the Company’s Articles of Incorporation have been amended to reflect this name change.  The Company’s name was changed to better reflect its direction and business.

In connection with this name change, as of the open of business on August 5, 2008, the Company has the following new CUSIP number and trading symbol:

New CUSIP Number:         15117L 101

New Trading Symbol:        CYNX

Item 9.01          Financial Statements and Exhibits.

Exhibit	Description

3.1	Articles of Merger filed with the Secretary of State of Nevada with an effective date of August 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLYNX GROUP, INC.
(Registrant)

Date: August 8, 2008	/s/ Daniel R. Ash
Name: Daniel R. Ash
Title: Chief Executive Officer